                                                                   EXHIBIT 10.12


                            SIMPLEX SOLUTIONS, INC.

                                1995 STOCK PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT

     This Restricted Stock Purchase Agreement (the "Agreement") is made as of March 30, 1999 by and between Simplex Solutions, Inc., a Delaware corporation (the "Company") and Luis Buhler ("Purchaser") pursuant to the Company's 1995 Stock Plan. To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the 1995 Stock Plan.

     1. SALE OF STOCK. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 100,000 shares of the Company's Common Stock (the "Shares") at a purchase price of $2.00 per Share for a total purchase price of $200,000. The per share purchase price of the Shares shall be not less than 85% of the fair market value of the Shares as of the date of the offer of such Shares to Purchaser, or, in the case of any person owning stock representing more than 10% of the total combined voting power of all classes of stock of the Company (or any affiliated company), the per share purchase price shall be not less than 100% of the fair market value of the Shares as of such date. The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2. PURCHASE AND SALE OF THE SHARES. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, (c) note made payable to the Company or (d) by a combination of the foregoing.

     3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

          (a)  REPURCHASE OPTION.

               (i) In the event of the voluntary or involuntary termination of Purchaser's employment or consulting relationship with the Company for any reason with or without cause, the Company shall have an irrevocable, exclusive option (the "Repurchase Option") for a period of 60 days from the effective date of such termination (the "Termination Date") to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

               (ii) The Repurchase Option shall be exercised by the Company by written notice to the Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by the Purchaser.

               (iii) 100% of the Shares shall initially be subject to the Repurchase Option. Thereafter, the Shares held by Purchaser shall be released from the Company's repurchase option under this Section 3(a) as follows (provided in each case that Purchaser's employment has not been terminated prior to the date of any such release): twenty-five (25%) percent of the total number of Shares shall be released from the repurchase option on January 26, 2000 and one forty-eighth (1/48th) of the Shares shall be released from the repurchase option at the end of each month thereafter until all Shares are released from the repurchase option. Fractional shares shall be rounded to the nearest whole share.

          (b) RIGHT OF FIRST REFUSAL. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(b) (the "Right of First Refusal").

               (i) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (A) the Holder's bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

          (ii) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

          (iii) PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (iv) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (v) HOLDER'S RIGHT TO TRANSFER. Notwithstanding anything contained herein to the contrary, it is hereby acknowledged and agreed that Holder shall have no right to transfer to any third party other than the Company as provided herein any of the Shares that remain subject to the Repurchase Option. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (vi) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

(c) INVOLUNTARY TRANSFER.

                (i) COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER. In the event, at any time after the date of this Agreement, of transfer operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

                (ii) PRICE FOR INVOLUNTARY TRANSFER. With respect to any stock to be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and Purchaser and whose fees shall be borne equally by the Company and Purchaser.

        (d) ASSIGNMENT. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the Parent or a 100% owned Subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and Fair Market Value, if the original purchase price is less than the Fair Market Value of the Shares subject to the assignment.

        (e) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

        (f) TERMINATION OF RIGHTS. The Right of First Refusal and the Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon termination of the Right of First Refusal and the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below and delivered to Purchaser.

     4. ESCROW OF UNVESTED SHARES. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5. INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

        (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

        (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

        (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          (a) LEGENDS. The certificate or certificates representing the Shares shall bear legends required by applicable state and federal corporate and securities laws including:

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE NOT BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

              (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7. NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     8. SECTION 83(b) ELECTION. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in
Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

                Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment"), attached hereto as Exhibit B. Purchaser further agrees that Purchaser will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C, if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

        9. MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

        10. MISCELLANEOUS.

                (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

        (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

        (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

        (e) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

        (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

        (g) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchase under this Agreement may only be assigned with the prior written consent of the Company.

        (h) CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                            [Signature Page Follows]

        The parties have executed this Agreement as of the date first set forth above.

                                            SIMPLEX SOLUTIONS, INC.

                                            By: /s/ [SIGNATURE ILLEGIBLE]
                                               ---------------------------------

                                            Title: President & CEO
                                                  ------------------------------

                                            Address:
                                            521 Almanor Avenue
                                            Sunnyvale, CA 94086-3512

                                            PURCHASER:

                                            LUIS BUHLER


                                            /s/ LUIS BUHLER
                                            ------------------------------------
                                            (Signature)

                                            Address:
                                              21908 Almaden Ave.
                                              Cupertino, CA 95014


I, ______________________________, spouse of Luis Buhler, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                            N/A
                                            ------------------------------------
                                            Spouse of Luis Buhler

                                   EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned ("Purchaser") and Simplex Solutions, Inc. (the "Company") dated March 30, 1999 (the "Agreement"), Purchaser hereby sells, assigns and transfers unto the Company _____________(_____) shares of the Common Stock of the Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. _________, and does hereby irrevocably constitute and appoint ___________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:
      -----------------------------

                                           Signature:


                                            /s/ LUIS BUHLER
                                           -------------------------------------
                                           Luis Buhler


                                            N/A
                                           -------------------------------------
                                           Spouse of Luis Buhler (if applicable)



Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                     RECEIPT

        Simplex Solutions, Inc. hereby acknowledges receipt of a promissory note in the amount of $200,000.00 given by Luis Buhler as consideration for Certificate No. ______________ for 100,000 shares of Common Stock of Simplex Solutions, Inc.

Dated: __________

                                            Simplex Solutions, Inc.


                                            By: /s/ [Signature Illegible]
                                               ---------------------------------


                                            Title: President & CEO
                                                  ------------------------------

                              RECEIPT AND CONSENT

        The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ________ for 100,000 shares of Common Stock of Simplex Solutions, Inc. (the "Company").

        The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.



Date: As of March 30, 1999



                                            /s/ LUIS BUHLER
                                            ------------------------------------
                                            Luis Buhler

                                PROMISSORY NOTE

$200,000.00                                                Sunnyvale, California

                                                                   March 30,1999

        FOR VALUE RECEIVED, LUIS BUHLER PROMISES TO PAY TO SIMPLEX SOLUTIONS, INC., a Delaware corporation (the "Company"), the principal sum of TWO HUNDRED THOUSAND ($200,000.00), together with interest on the unpaid principal hereof from the date hereof at the rate of four and eighty-three one hundredths percent (4.83%) per annum, compounded annually.

        Principal and interest shall be due and payable no later than March 30, 2004. Payment of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is secured by a pledge of the Company's Common Stock under the terms of the Security Agreement attached hereto as Exhibit and is subject to all the provisions thereof.

        The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

        In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                            LUIS BUHLER



                                            /s/ LUIS BUHLER
                                            ------------------------------------
                                            Signature

                                   EXHIBIT A

                               SECURITY AGREEMENT

        This Security Agreement is made as of March 30, 1999 between Simplex Solutions, Inc., a Delaware corporation ("Pledgee"), and Luis Buhler ("Pledgor").

                                    Recitals

        Pursuant to Pledgor's election to purchase Shares under the Restricted Stock Purchase Agreement dated March 30, 1999 (the "RSPA"), between Pledgor and Pledgee under Pledgee's 1995 Stock Plan, and Pledgor's election to pay for such shares with his promissory note (the "Note"), Pledgor has purchased 100,000 shares of Pledgee's Common Stock (the "Shares") at a price of $2.00 per share, for a total purchase price of $200,000.00.

        NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor pursuant to the terms of the RSP, Pledgor, pursuant to the California Uniform Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ________, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

        The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

                (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

                (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the tern of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights, subscription options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                (a) Payment of principal or interest on the Note shall be delinquent for a period of ten (10) days or more; or

                (b) Pledgor fails to perform any of the covenants set forth in the RSPA or contained in this Security Agreement for a period of ten (10) days after written notice thereof from Pledgee.

        In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Uniform Commercial Code.

        7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

        8. Withdrawal Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        9. Term. The pledge of Shares as set forth herein shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in Section 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Entire Agreement; Governing Law. The Note is incorporated herein by reference. The Note (including any and all documents referenced therein) and this Security Agreement (including any and all documents referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the parties with respect to the subject matter hereof. This agreement is governed by the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

"PLEDGOR"
                                            /s/ LUIS BUHLER
                                            ------------------------------------
                                            Signature

                                            LUIS BUHLER
                                            ------------------------------------
                                            Print Name

                                 Address:   21908 Almaden Ave.
                                            Cupertino, CA 95014


"PLEDGEE"                                   Simplex Solutions, Inc.
                                            a Delaware corporation

                                            /s/ PENELOPE A. HERSCHER
                                            ------------------------------------
                                            Signature

                                            PENELOPE A. HERSCHER
                                            ------------------------------------
                                            Print Name

                                            President & CEO
                                            ------------------------------------
                                            Title


"PLEDGEHOLDER"                              /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------------
                                            Secretary of
                                            Simplex Solutions, Inc.
                                            a Delaware corporation